P R O S P E C T U S

                         BARON CAPITAL FUNDS TRUST
                              INSURANCE SHARES



 BARON CAPITAL ASSET FUND

      767 Fifth Avenue, New York, New York 10153
      1-800-99-BARON 212-583-2100

      BARON CAPITAL FUNDS TRUST (the "Trust") is an open-end, diversified management investment company, commonly referred to as a mutual fund. The Trust currently consists of one series, BARON CAPITAL ASSET FUND (the "Fund"). There are currently two classes of shares. The Fund's investment objective is to seek capital appreciation through investments in securities of small and medium sized companies, with undervalued assets or favorable growth prospects. The Fund has recently been organized and has no operating history, but the Fund's investment adviser, BAMCO, Inc., has been an investment advisor to registered mutual funds for over ten years.

      The shares of the Fund offered by this prospectus ("Insurance Shares") are not offered directly to the public; they are sold only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"). Shares of the Fund are also offered under a separate prospectus in connection with certain qualified retirement plans ("Retirement Shares"). The Trust sells and redeems its shares at net asset value without any sales charges or redemption fees. The minimum initial investment is $2,000 for each contract owner allocating money to the Fund. There is no minimum for subsequent purchases.

      This Prospectus sets forth concisely the essential information a prospective purchaser of a variable insurance contract should consider before allocating premiums to the Fund. Investors are advised to read this Prospectus and retain it for future reference and to read the separate account prospectus of the specific insurance product. A Statement of Additional Information, dated August 3, 1998, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing or calling the insurance company.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




 August 3, 1998



 TABLE OF CONTENTS

 FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
 INVESTMENT OBJECTIVES AND PHILOSOPHY  . . . . . . . . . . . . . . . . .  4
 INVESTMENT POLICIES AND RISKS . . . . . . . . . . . . . . . . . . . . .  5
 INVESTMENT PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . .  9
 MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . .  9
 DISTRIBUTION PLAN AND OTHER EXPENSES  . . . . . . . . . . . . . . . . . 12
 PURCHASES AND REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . 12
 DETERMINING YOUR SHARE PRICE  . . . . . . . . . . . . . . . . . . . . . 13
 DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 13
 TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 14


 The net asset value per share and the value of a shareholder's holding in the Fund will vary with economic and market conditions. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments and the expenses incurred by the Fund. Investment in the Fund involves risk, including the possible loss of principal.

 Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

 There is no assurance that the Fund will achieve its respective objective. The Fund does not purport to offer a complete investment program to which investors should commit all of their investment capital. Please see the section entitled "Investment Policies and Risks" starting on page 5 for a discussion of the risks associated with the Fund.

 No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in the Prospectus and, if given or made, such information or representations may not be relied upon as authorized by the Fund, its Investment Adviser or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy securities in any state to any person to whom it is unlawful to make such offer in such state.



 FUND EXPENSES

      SHAREHOLDER TRANSACTION EXPENSES:

      Sales Load Imposed on Purchases........................     NONE
      Redemption Fee.........................................     NONE
      Deferred Sales Load....................................     NONE
      Exchange Fees..........................................     NONE


    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                             TOTAL
                          MANAGEMENT                                      OPERATING
                             FEES                                          EXPENSES
                        (AFTER EXPENSE                    OTHER         (AFTER EXPENSE
                        REIMBURSEMENT)     12B-1 FEES     EXPENSES      REIMBURSEMENT)
      --------------------------------------------------------------------------------
      BARON CAPITAL
      ASSET FUND             1.00%*          0.25%       0.25%            1.50%*
      --------------------------------------------------------------------------------

      Because Baron Capital Asset Fund is a new fund, "other expenses" and "total operating expenses" are based on estimated amounts for the current fiscal year.

      *The Adviser will reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for the Fund assets over $250 million and up to $500 million, and 1.25% for Fund assets over $500 million. Without the expense limitations, the Fund estimates that actual expenses would be 1.6%.

      EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming
      (1) a 5% annual return, (2) the 1.5% expense ratio, and (3) redemption at the end of each time period:

                                  1 Year    3 Years     5 Years    10 Years
      ---------------------------------------------------------------------
      Baron Capital Asset Fund     $ 15      $ 47         $ 82      $ 179

      Owners of variable insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of costs and expenses, as the tables and example do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. This information should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than those shown. The example assumes a 5% annual return as required by SEC regulations applicable to all mutual funds. The actual performance of the Fund will vary and may result in an actual return greater or less than 5%. The Fund has a plan of distribution pursuant to Rule 12b-1 pursuant to which the Fund pays the Distributor a fee for distribution-related services at the annual rate of .25% of the Fund's average daily net assets. The Distributor may use any part or all of the distribution fee to pay other parties for administrative services relating to the shareholder accounts. Because of the distribution fee, long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales load permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). For a description of the various costs and expenses incurred in the operation of the Fund, as well as any expense reimbursement or reduction arrangements, see "Management of the Fund" and "Distribution Plan."

 INVESTMENT OBJECTIVES AND PHILOSOPHY

      The investment objective of BARON CAPITAL ASSET FUND is to seek capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. Production of income, if any, is incidental to this objective. The investment objective and philosophy of the Fund is similar to those of Baron Asset Fund, a publicly offered "retail" fund managed by the Fund's adviser. Although it is anticipated that the Fund and the corresponding retail fund will hold similar securities, differences in asset size and cash flow needs resulting from purchases and redemptions of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio securities. The Fund's stated fundamental policies and other non-fundamental policies may differ from Baron Asset Fund's, but it presently anticipates that the investment selections made for the Fund will be similar to those made by Baron Asset Fund. Expenses of the Fund and its corresponding retail fund are also expected to differ. The performance results are also expected to differ. The variable insurance contract owner will also bear various insurance-related costs at the insurance company level and should refer to the accompanying separate account prospectus for a summary of contract fees and expenses. The investment objective is fundamental and, as such, may not be changed without the approval of a majority of the Fund's outstanding shares. There is no assurance that the Fund will achieve its investment objective. Investment decisions are made by the Fund's investment adviser, BAMCO, Inc. (the "Adviser").

      The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of primarily common stocks. The Fund invests primarily in the securities of small sized companies with market capitalizations of approximately $100 million to $1 billion and medium sized companies with market values of $1 billion to $2 billion. Although the Fund invests primarily in small and medium sized companies, it will not sell positions just because their market values have increased. The other kinds of investments the Fund makes and the risks associated therewith are discussed starting on page 5 in connection with the Fund's investment policies.

      The Fund seeks to purchase securities judged by their Adviser to have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability. The Adviser seeks securities that the Adviser believes have the potential to increase in value at least 50% over two subsequent years, although that goal may not be achieved. As a guide in selecting such investments, the Adviser studies and considers such fundamentals as business profitability, balance sheet strength, undervalued and unrecognized assets, price multiples of free cash flow and income, perceived management skills, unit growth, and the potential to capitalize upon anticipated economic trends. Securities are selected for investment after thorough research of the issuers, the industries in which they operate, and their managements. The Fund invests principally in businesses for the long term; it is not a short-term trader of securities.

      When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist and believes that investing for temporary defensive purposes is appropriate, all or a portion of the Fund's assets may be invested in money market instruments, which include U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Investment grade obligations would be classified at the time of the investment within the four highest ratings of Standard & Poor's Corporation ("S&P") or Moody's Investor's Service, Inc. ("Moody's"), or, if unrated, would be determined by the Adviser to be of comparable high quality and liquidity. The Fund may also invest in money market instruments in anticipation of investing cash positions or of meeting redemptions. To the extent the Fund is so invested its investment objectives may not be achieved.

 INVESTMENT POLICIES AND RISKS

      In seeking to achieve its investment objective of capital appreciation, the Fund invests primarily in common stocks but may also invest in other equity-like securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected solely for their capital appreciation potential, and investment income is not a consideration.

 GENERAL POLICIES SMALL AND MEDIUM SIZED COMPANIES

      The Fund invests primarily in small to medium sized companies with market values between $100 million and $2 billion. The Adviser believes there is more potential for capital appreciation in smaller companies, but there also may be more risk. Securities of smaller companies may not be well known to most investors and may be thinly traded. There is more reliance on the skills of a company's management and on their continued tenure. Investments may be attractively priced relative to the Adviser's assessment of a company's growth prospects, management expertise, and business niche, yet have modest or no current cash flows or earnings. Although the Adviser concentrates on a company's growth prospects, it also focuses on cash flow, asset value and reported earnings. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies. From time to time the Adviser may purchase securities of larger, more widely followed companies for the Fund if it believes such investments meet the Adviser's investment criteria and the Fund's investment objective. The Fund may invest up to 35% of its total assets in larger companies if the Adviser perceives an attractive opportunity in a larger company. The Fund may continue to make investments in a company even though its market capitalization has increased beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment.

      Equity securities may fluctuate in value, often based on factors unrelated to the value of the issuer or its securities. Since convertible securities combine the investment characteristics of both bonds and common stocks, the Fund absorbs the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

 DEBT SECURITIES

      The debt securities in which the Fund may invest include rated and unrated securities and convertible instruments. In making investment selections, the Adviser, in addition to using nationally recognized statistical rating organizations ("NRSROs"), also makes its own independent judgments about a security and its issuer. Securities which are not rated by an NRSRO are purchased based solely on the Adviser's assessment of the security and its issuer. The Fund may invest up to 35% of its total assets in non-investment grade debt securities, commonly referred to as "junk bonds." There is no minimum rating for the debt securities that may be purchased. Lower rated securities may have a higher yield and the potential for a greater return than investment grade securities but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. The NRSROs may characterize these securities as speculative, with moderate or little protection as to the payment of interest and principal. See the Statement of Additional Information for a general description of NRSRO ratings of debt obligations. The ratings by these NRSROs represent their opinions as to the quality of the debt obligations which they undertake to rate. It should be emphasized that ratings are relative and subjective, and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of these securities. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities. With respect to debt securities generally, the interest bearing features of such securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

      The Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation or the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation. When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its assets in trade and other claims.

 OPTIONS

      The Fund may purchase put and call options and write (sell) covered put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The writing of put options will be limited to situations where the Adviser believes that the exercise price is an attractive price at which to purchase the underlying security. A put option sold by the Fund would be considered covered by the Fund's placing cash or liquid securities in a segregated account with the custodian in an amount necessary to fulfill the obligation undertaken. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options depend on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. The Adviser could be wrong in its predictions. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

      The Fund may engage in options transactions on specific securities that may be listed on national securities exchanges or traded in the over-the-counter market. Options not traded on a national securities exchange are treated as illiquid securities and may be considered to be "derivative securities." Options transactions will not exceed 25% of the Fund's net assets, as measured by the securities covering the options, or 5% of net assets, as measured by the premiums paid for the options, at the time the transactions are entered into.

 BORROWINGS

      The Fund may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. The Fund may also borrow for other short-term purposes. To the extent the Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. The Fund will not borrow in an amount exceeding 25% of the value of its net assets, including the amount borrowed, as of the time the borrowing is made. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

 SHORT SALES AGAINST THE BOX

      For the purpose of either protecting or deferring unrealized gains on portfolio securities, the Fund may make short sales "against the box" where the Fund sells short a security it already owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The proceeds of the short sale will be held by the broker until the settlement date, at which time the Fund delivers the security to close the short position. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The Fund will not sell short against the box in excess of 25% of its net assets.

 LENDING

      The Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. In lending its portfolio securities, the Fund may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Fund deems the other party to be of good standing and determines that the income justifies the risk. The Fund will not lend more than 25% of its total assets.

 ILLIQUID SECURITIES

      The Fund may invest up to 15%, of its net assets in securities that are not readily marketable or are otherwise restricted. The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. The Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

 FOREIGN SECURITIES

      The Fund may invest up to 10% of its total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts without regard to this limitation. The Adviser currently intends to invest not more than 10% of the Fund's assets in foreign securities, including both direct investments and investments made through depositary receipts. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers.

 SHORT-TERM TRADING AND TURNOVER

      The Fund may engage in short-term trading where the Adviser believes that the anticipated gains outweigh the costs of short-term trading. The Adviser expects that the average turnover rate of the Fund's portfolio should not exceed 100%. The turnover rate may vary from year to year depending on how the Adviser anticipates portfolio securities will perform. Short-term trading will increase the amount of brokerage commissions paid by the Fund and the amount of possible short-term capital gains. The amount of portfolio activity will not be a limiting factor in making portfolio decisions.

 REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in the equity securities of real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in real estate and derives most of its income from rents from real property or interest on loans secured by mortgages on real property. REITs which meet certain specific requirements of the Internal Revenue Code effectively do not pay corporate level federal income tax. REITs may be affected adversely by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs are dependent on the skills of their management and have limited diversification. REITs also rely on their ability to generate cash flow to make distributions to shareholders and some REITs may have self-liquidation provisions allowing mortgages to be paid in full. The market value of REITs may also be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values.

 REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the restrictions stated above.

 WHEN-ISSUED SECURITIES

      The Fund may invest up to 5% of its assets in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

 SPECIAL SITUATIONS

      The Fund may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The special situation may involve securities of companies with higher market capitalizations.

 INVESTMENT PERFORMANCE

      The investment results of the Fund quoted in advertisements and other sales literature may refer to average annual total return and actual return. Average annual total return assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of all dividends and distributions during the period at the net asset value on the reinvestment date. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Because average annual returns are annualized they tend to even out variations in the returns, and are not the same as actual year-by-year results. The actual return performance calculations, which also may be quoted in advertising, reflect the results of a continuous shareholder who does not redeem. It measures the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period, assuming reinvestment of all dividend and capital gain distributions at the net asset value on the reinvestment date. The performance of major market indices such as the Dow Jones Industrial Average, Russell 2000, and Standard & Poor's 500 may also be included in advertising so that the Fund's results may be compared with those of groups of unmanaged securities widely regarded by investors as measures of market performance. Brokerage fees are not factored into the performance of the indices. The performance data of the Fund include all recurring fees such as brokerage and investment advisory fees. Data and rankings from Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar or other industry publications may also be used in advertising. See the Statement of Additional Information.

      Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

      The annual report contains additional performance information which is available upon request without charge by writing or calling the Fund at the address and telephone number set forth on the back of this Prospectus.

 MANAGEMENT OF THE FUND

 INVESTMENT ADVISER

      BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Fund, is also a wholly owned subsidiary of BCG.

      Under an advisory agreement with the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to the Fund. Mr. Ronald Baron is the chief investment officer of the Adviser and is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Baron also has primary responsibility for the investments of two of the retail funds, Baron Asset Fund and Baron Growth & Income Fund. He has managed the portfolios of those Funds since their inception. The Adviser also keeps the books of account of each series, and calculates daily the income and net asset value per share of each Fund.

      As compensation for the services rendered under each Advisory Agreement, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of each Fund's respective average daily net asset value. The Adviser has agreed to waive its advisory fee to the extent necessary so that total operating expenses of the Fund do not exceed 1.50% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and up to $500 million, and 1.25% for Fund assets over $500 million.

 BROKERAGE

      Brokerage transactions for the Fund are effected chiefly by or through its Adviser's affiliate, Baron Capital, when consistent with the policy of obtaining the best net results for the Fund and subject to the conditions and limitations of the 1940 Act. Baron Capital is a registered broker-dealer and a member of the NASD. In determining the best net results for the Fund, the Adviser will examine factors such as price (including the applicable brokerage commission or dealer spread), size of order, efficiency and reliability of execution. The Fund's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund will also consider sales of its shares as a factor in the selection of broker-dealers to execute portfolio transactions. See Statement of Additional Information for a description of the commissions paid to Baron Capital.

 TRUSTEES AND EXECUTIVE OFFICERS

      The Trust's Board of Trustees has overall responsibility for the management of the Fund. The Trustees and executive officers of the Fund and their principal occupations during the last five years are set forth below.

                                  POSITION HELD WITH    PRINCIPAL OCCUPATION(S) DURING
      NAME AND ADDRESS            BARON FUNDS           PAST FIVE YEARS
      --------------------------------------------------------------------------------------
      Ronald Baron*+              President, Chief      President and Director of: Baron
      767 Fifth Avenue            Investment Officer    Capital, Inc. (1982-Present),
      New York, NY 10153          and Trustee           Baron Capital Management, Inc.
                                                        (1983-Present), Baron Capital
                                                        Group, Inc. (1984-Present), BAMCO,
                                                        Inc. (1987-Present).

      Norman S. Edelcup           Trustee               Chairman, Item Processing of
      244 Atlantic Isle                                 America (1989-Present), (financial
      N. Miami Beach, FL 33160                          institution service bureau);
                                                        Director, Valhi, Inc. (1975-Present)
                                                        (diversified company); Director,
                                                        Artistic  Greetings, Inc.
                                                        (1985-Present).

      Mark M. Feldman             Trustee               President and Chief Executive
      444 Madison Ave, Ste 703                          Officer, Cold Spring Group, Inc.
      New York, N.Y. 10020                              (1993-Present) (reorganization and
                                                        restructuring consulting);
                                                        Executive Vice President and Chief
                                                        Restructuring Officer, Lomas
                                                        Financial Corp. and subsidiaries
                                                        (1995-1996) (reorganizing
                                                        debtors-in-possession); Trustee,
                                                        Aerospace Creditors Liquidating
                                                        Trust (1993-Present) (administers
                                                        and liquidates assets).

      Irwin Greenberg             Trustee               Chairman, Lehigh Valley Hospital
      3048 Congress Street                              Board (1991-Present); Retail
      Allentown, PA 18101                               Consultant, (1990-Present);
                                                        Director, Cedar Crest College
                                                        (1990-Present); President and Chief
                                                        Executive Officer, Hess's Department
                                                        Stores (1976-1990).

      Clifford Greenberg          Vice President        Vice President, Baron Capital,
      767 Fifth Avenue                                  Inc., Baron Capital Group, Inc.,
      New York, NY 10153                                BAMCO, Inc. (1997-Present);
                                                        General Partner, HPB Associates,
                                                        L.P. (1984-1996) (investment
                                                        partnership).

      Linda S. Martinson*+        Secretary, Vice       General Counsel and Secretary of:
      767 Fifth Avenue            President and         Baron Capital, Inc. (1983-Present),
      New York, NY 10153          Trustee               BAMCO, Inc. (1987-Present), Baron
                                                        Capital Group, Inc. (1984-Present),
                                                        Baron Capital Management, Inc.
                                                        (1983-Present).

      Charles N. Mathewson        Trustee               Chairman of the Board, International
      5270 Neil Road                                    Game Technology (1986-Present)
      Reno, NV 89502-4169                               (manufacturer of microprocessor-
                                                        controlled gaming machines and
                                                        monitoring systems).

      Harold W. Milner            Trustee               Retired; President and Chief
      2293 Morningstar Drive                            Executive Officer, Kahler Realty
      Park City, UT 84060                               Corporation (1985-1997) (hotel
                                                        ownership and management).

      Raymond Noveck+             Trustee               President, Strategic Systems, Inc.
      31 Karen Road                                     (1990-Present) (health care
      Waban, MA 02168                                   information); Director, Horizon/CMS
                                                        Healthcare Corporation
                                                        (1987-Present).

      Susan Robbins               Vice President        Senior Analyst, Vice President and
      767 Fifth Avenue                                  Director of: Baron Capital, Inc.
      New York, NY 10153                                (1982-Present), Baron Capital
                                                        Management, Inc. (1983-Present),
                                                        Baron Capital Group, Inc.
                                                        (1984-Present).

      Morty Schaja*               Senior Vice           Senior Vice President and Chief
      767 Fifth Avenue            President, Chief      Operating Officer of Baron Capital,
      New York, NY 10153          Operating Officer     Inc. (1997-Present), Managing
                                  and Trustee           Director, Vice President, Baron
                                                        Capital, Inc. (1991-Present) and
                                                        Director, Baron Capital Group, Inc.,
                                                        Baron Capital Management, Inc., and
                                                        BAMCO, Inc. (1997-Present).

      David A. Silverman, M.D.    Trustee               Physician (1976-Present).
      239 Central Park West
      New York, NY 10024

      Peggy Wong                  Treasurer and Chief   Treasurer and Chief Financial
      767 Fifth Avenue            Financial Officer     Officer of: Baron Capital, Inc.,
      New York, NY 10153                                Baron Capital Group, Inc., BAMCO,
                                                        Inc., Baron Capital Management,
                                                        Inc. (1987-Present).

     ----------------------

     * Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

     + Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.


 DISTRIBUTION PLAN AND OTHER EXPENSES

      The Fund's Insurance Shares are distributed by Baron Capital, which is the principal underwriter of the shares of the Baron retail funds, pursuant to a distribution plan under Rule 12b-1 of the 1940 Act ("Distribution Plan"). The Distribution Plan authorizes the Fund to pay the Principal Underwriter a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. The distribution fee is paid to the Principal Underwriter in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Principal Underwriter who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; interest expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Funds. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.


      From time to time the Distributor may compensate Participating Insurance Companies or their affiliates whose customers hold the Insurance Shares for providing a variety of administrative services, such as record-keeping and accounting, and investor support services, such as responding to inquiries and preparing mailings to shareholders. The compensation may be paid as either a per account fee or a percentage of the average daily assets invested by the participating Insurance Company. Such compensation would be paid out of the 12b-1 fee paid to the Distributor.


      The Fund pays a fee to its custodian, the Bank of New York, 48 Wall Street, New York, NY 10015. The Fund also pays a fee to its transfer and dividend distributing agent, DST Systems, Inc. P.O. Box 419946, Kansas City, MO 64141. In their respective capacities both institutions maintain certain financial and accounting records pursuant to agreements with the Trust. They do not assist in and are not responsible for investment decisions involving assets of the Fund.

 PURCHASES AND REDEMPTIONS

      The Insurance Shares of the Fund are offered on a continuous basis to separate accounts of Participating Insurance Companies and the Retirement Shares are offered on a continuous basis through qualified plans. Investors may not purchase or redeem shares of the Fund directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, or change existing allocations.

      All investments in the Fund are credited to a Participating Insurance Company's separate account or a qualified plan immediately upon acceptance of the investment by the Transfer Agent. Investments will be processed at the net asset value next determined after an order is received and accepted by the Transfer Agent. The Fund reserves the right to reject any purchase order.

      Redemptions are processed at the net asset value next calculated after receipt and acceptance of the redemption order by the Transfer Agent. Redemption proceeds will normally be wired to the qualified plan the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

 DETERMINING YOUR SHARE PRICE

      Your purchases, sales or exchanges will be processed at the net asset value per share of the Fund as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York City time) on each day that the Exchange is open for trading by dividing the current market value of the Fund's total assets less all of its liabilities by the total number of shares outstanding at the time the determination is made. Valid purchase and redemption orders placed prior to the close of the Exchange on a day the Exchange is open for trading are executed at the net asset value determined as of the close that day, and orders placed after that time are valued as of the close of the next trading day. The Fund may have arrangements with certain institutional entities with respect to the actual receipt of orders. The Fund reserves the right to change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

      The Fund's portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, or by the Adviser, pursuant to procedures established by the Board. Money market instruments and debt securities with a remaining maturity of sixty days or less are valued by the amortized cost method unless such method does not represent fair value. Odd lot differentials and brokerage commissions are excluded in calculating net asset value. Securities quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. If events that materially affect the value of the Fund's foreign investments occur, the investments will be valued at their fair value as determined in good faith by the Board of Trustees.

 DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute all of its net investment income and realized capital gains, if any, to its shareholders in a single, combined distribution by December 31 of each year. After every distribution, the value of a share is automatically reduced by the amount of the distribution. All your dividends and capital gains distributions from the Fund are automatically reinvested in additional shares of the Fund at the next computed net asset value at the close of business on the payment date.

 TAXES

      The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Fund of federal income and excise taxes on the portion of its net ordinary income and net realized capital gain distributed to shareholders. The Fund also intends to qualify under the Code with respect to the diversification requirements for tax deferral with respect to insurance company separate accounts.

      Because the Insurance Shares may be purchased only through variable insurance contacts and the Retirement Shares may be purchased only through qualified plans, it is anticipated that any dividends derived from net investment income and distributions of capital gains will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 591/2, a 10% penalty tax. The tax status of your investment in the Insurance Shares depends on the features of the variable insurance contracts purchased from a Participating Insurance Company. Please see the separate account prospectus for additional information.

      The foregoing is only a summary of some important tax considerations generally affecting the Fund and its shareholders. Prospective shareholders are urged to consult their tax advisers concerning the tax consequences of this investment.

 GENERAL INFORMATION

      The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), it was organized as a Delaware business trust on November 20, 1997. The Trust is authorized to have separate series, but currently has only the Fund. It is authorized to issue an indefinite number of shares of beneficial interest. The Declaration of Trust permits the Trustees to establish additional series. The Fund currently offers two classes of shares, one of which, the Insurance Shares offered through Participating Insurance Companies, are offered pursuant to this Prospectus. The shares offered hereby are available only in connection with investments in and payments under variable contracts and life insurance contracts. Retirement Shares of the Fund are also available to participant directed plans through a separate prospectus. Because the expenses of each class may differ, the performance of each class is expected to differ. Each share of the Fund has one vote on all matters for which a shareholder vote is required, and participates equally in dividend and capital gain distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Shares are fully paid and non-assessable and there are no preemptive, conversion or exchange rights. Shares do not have cumulative voting rights and, as a result, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees.

      As a Delaware business trust, annual shareholder meetings are not required. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees on the written request of not less than 10% of the outstanding shares. Such removal can be effected upon the action of two-thirds of the outstanding shares. An insurance company issuing a variable contract invested in the Fund requests voting instructions from the variable contract holders. Under current law, the insurance company must vote all shares of the Fund held by the Separate Accounts in proportion to the voting instructions received.

 CONFLICTS OF INTEREST

      Each Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans. The Retirement Shares, offered through a separate prospectus, are available to certain participant directed qualified plans. Although the Fund currently does not anticipate any disadvantages to policy owners or plan participants arising out of the fact that the Fund offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell securities at disadvantageous prices. The Trustees may refuse to sell shares of the Fund to any separate account or qualified plan or may suspend or terminate the offering of a Fund's shares if such action is required by law or regulatory authority or is in the best interests of the Fund's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Fund could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Fund. The Adviser intends to monitor such qualified plans and the Fund may discontinue sales to a qualified plan and require plan participants with existing investments in the retirement shares to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk losing) its qualified plan status.

 MASTER/FEEDER OPTION

      The Trust may in the future seek to achieve the Fund's or any future series' investment objective by investing all of that series' assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that series. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the existing series. The initial shareholder(s) of each series voted to vest the authority to convert to a master/feeder structure in the sole discretion of the Trustees. No further approval of the shareholders of the series of the Trust is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a series and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Adviser believes the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

 SHAREHOLDER INFORMATION

      Shareholder inquiries about general Fund information should be directed to the Funds' office at 1-800-99-BARON or 212-583-2100.

      Owners of variable insurance contracts and plan participants will be provided semi-annual unaudited and annual audited reports, including the financial statements of the Fund. Each report will include a listing of portfolio securities held. The Trust's fiscal year ends September 30.